                          OPPENHEIMER LIMITED-TERM GOVERNMENT FUND
                            Supplement dated October 15, 2003 to
                           the Prospectus dated November 22, 2002

The Prospectus is changed as follows:

1. This supplement replaces the supplement dated September 11, 2003.

     2.  The  first  paragraph  under  "The  Fund's  Investment   Objective  and
Strategies  - What Does the Fund Mainly  Invest In?" on page 3 is deleted in its entirety and replaced with the following:

     The Fund invests at least 80% of its net assets (plus  borrowings  used for investment  purposes)  in debt  securities  issued by the U.S.  government,  its agencies and  instrumentalities,  repurchase  agreements on those securities and hedging instruments approved by its Board of Trustees.

     The Fund may invest up to 20% of its assets in  mortgage-backed  securities that are not  issued or  guaranteed  by the U.S.  government,  its  agencies  or instrumentalities,  asset-backed  securities,  investment  grade  corporate debt obligations (having a rating, at the time of acquisition by the Fund of at least
"BBB" by Standard & Poor's Rating Service or "Baa" by Moody's  Investors Service
or a  comparable  rating  by  another  nationally-recognized  securities  rating organization, or, if unrated, deemed by the Manager to have a comparable rating)
and certain other high quality debt obligations.

     3.  The  first  sentence  under  "The  Fund's  Investment   Objectives  and
Strategies - Who is the Fund Designed For?" on page 4 is deleted in its entirety and replaced with the following:

     The Fund is designed primarily for investors seeking current income and who want a fund that also has the goal of safety of principal and invests primarily in U.S. government securities.

     4. The first bullet point under the section "About the Fund's Investments -
The Fund's Principal  Investment Policies" on page 10 is deleted in its entirety and replaced by with following:

     o As a  non-fundamental  policy,  the Fund  invests at least 80% of its net assets  in  obligations  issued  or  guaranteed  by the U.S.  government  or its agencies and instrumentalities,  repurchase agreements on those securities,  and hedging instruments approved by its Board of Trustees.

     5. The heading  "Mortgage-Related U.S. Government Securities" on page 11 is revised to be "Mortgage-Related Securities."

     6.  The  following  is  added  after  the  section  captioned   "Derivative
Investments" on page 11:

     Asset-Backed  Securities.  Asset-backed securities are fractional interests in pools of loans  collateralized  by the loans or other assets or  receivables.
They are typically issued by trusts and special purpose  corporations  that pass the  income  from  the  underlying  pool to the  buyer  of the  interest.  These securities are subject to prepayment risks and the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

     Private  Issuer  Securities.  Private-Issuer  Securities  do not  offer any credit  backing  of the  U.S.  government.  These  include  multi-class  debt or pass-through  certificates  secured  by  mortgage  loans.  They may be issued by banks,  savings and loans,  mortgage  bankers or special trusts.  Private issuer securities  are subject to the credit  risks of the  issuers.  There is the risk that the issuers may not make timely payment of interest or repay principal when due,  although in some cases  those  payment  obligations  may be  supported  by insurance or guarantees.  The Fund will limit its  investments in private issuer securities  to  securities  rated within the four highest  rating  categories of
Moody's Investors Service,  Inc. or Standard & Poor's Rating Service and unrated securities  that the  Manager  deems  comparable  to rated  securities  in those categories. These are known as "investment-grade"  securities. The Fund will not be required to automatically dispose of a security if its rating falls after the
Fund buys it. However,  the Manager will evaluate those  securities to determine whether to keep them in the Fund's portfolio.

     Zero-Coupon Bond.  Zero-Coupon bonds pay no interest.  They are issued at a substantial discount from their face value. They may be securities issued by the
U.S. government or private issuers.

     "Stripped"  securities are the separate income or principal components of a debt security.  Some CMOs or other mortgage-related  securities may be stripped, with each  component  having a different  proportion  of  principal  or interest payments.  One  class  might  receive  all the  interest  and the  other all the principal payments.

     Zero-coupon and stripped securities are subject to greater  fluctuations in price from interest rate changes than typical  interest-bearing debt securities.
The  Fund may  have to pay out the  imputed  income  on zero  coupon  securities without  receiving  the  cash  currently,  causing  the  Fund to sell  portfolio securities  that it otherwise  might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

     Stripped  securities  are  particularly  sensitive  to changes in  interest
rates.  The  values  of  interest-only   and   principal-only   mortgage-related
securities are very  sensitive to changes in interest  rates and  prepayments of underlying mortgages.  The market for these securities may be limited, making it difficult for the Fund to sell its holdings at an acceptable price.

     7.  Effective  January 1, 2003, the Fund will not pay a fixed dividend rate for its Class A shares.  Instead,  the Fund's  dividend  rate will vary with the income earned on the Fund's investments.  Accordingly, the Prospectus is amended as follows:  the first three sentences of the second paragraph under "Dividends,
Capital Gains and Taxes - Dividends" on page 31 are deleted in their entirety.

October15, 2003                                               PS0855.034